AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 11. CON1RA� ID CODE I PAGEOF PAGES 1 1 3 2. AMENDMENT/MODIFICATION NO. 3.EFFECI1\<E DATE 4. REQUJSIDON/PURCHASE REQ. NO. 15. PROJECTNO.(lfapplicable) P0000l 13-Feb-2024 SEE SCHEDULE 6.ISSUEDBY CODE W911SR 7. ADMINIS1ERED BY (If other than itern6) CODE IW911SR ACC-APG EDGEV,OQD DMSION USA CONTRACTING CMD-APG. - Wi/11SR 8456 BRIGADE STREET EDGEW)OD CONTRACTING DMSION APG- EAMD 21010-5424 8456 BRIGADE STREET BLDG E4215 ABERDEEN PROVING GROUND MD 21010-5401 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) 9A AMENDMENT OF SOLIOTATION NO. EMERGENT BIODEFENSE OPERATIONS LANSING L EMERGENT BIODEFENSE 9B. DATED (SEE ITEM 11) 3500 N MARTIN LUTHER KING JR BLVD LANSING Ml 48900-2933 X lOA MOD. OF CONTRACT/ORDER NO. W 11 SR24F0016 108. DATED (SEE ITEM 13) CODE 1 l-0B6 IFArTTITYCODE X 22-Jan-2024 11 TIDS lTEM ONLY APPLIES TO AMENDMENTS OF SOLIOT AT IONS D The above numbered solicitation is am,nded as set ionh in Item 14. The hour and date specified ilr receipt ofOJi,r □ is extended, D is not extended. Ofiirr m,st acknowledge receipt ofthis amendrrent prior to the hour and date speciied in the solicitation or a, arrended by one ofthe Jollowing m,thods: (a) By completing Items 8 and 15, and returning copies of the arrendrrent; (b) By ad.now !edging receipt ofthis arrendrrent on each copy of the ofiirr subnitted; ---or (c) By separate lctt,;r ortclcgramwhich includes a rei:rcnce to the solicitation and amcndm:nt nunbcrs. FAIL URE OF YOURACKNOWLEDGMENT TO BE RECErvED AT1HE PLACE DESIGNA 1ED FOR 1HE RECEIPT OF OFFERS PRJOR lD 1HE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. lfby virtue ofthis am::ndrn:nt you desire to change an oli:ralrcady subrritted, such change rmy be JIBde by telegramorletter, provided each telegram.or letter mikes reErence to the solicitation and this anED.dmmt, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 13. TIDS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT S'ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14. A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM lOA B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THEAUfHORITY OF FAR43.103(B). X C. THIS SUPPLEMENT AL AGREEMENT IS ENTERED INTO PURSUANT TO AUfH0RITY OF: FAR52.217-7, Option for Increased Qty D. OT HER (Specify type of modification and authority) E. IMPORT ANT: Contractor □ is not, � is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract suQject matter \\here feasible.) Modification Control Nwnber: rrjohn1 sr24207 The purpose of this rmdification is to exercise Option QIN 0002. Except as provided herein, all tenm and conditions ofthe docurn:nt re/i,renced in ltem9A or JOA, as heretoiiire changed, remuns unchanged and in full Jorce and elli,ct. 15A NAME AND TITLE OF SIGNER(Type or print) 16A NAME AND TITLE OF CONTRACTINGOFFICER(Type or print) Brian Mazen /KO [* *] Vice President, Business Operations 520-671-3728TEL: EMAJL· BrmE.Maz!n<iv@army.mi 15B. CONTRACT OR/OFFEROR 15C. DATE SIGNED I 6B. UNITED ST ATES OF AMERICA 16C. DATE SIGNED Electronically signed by: Clarie Baker BY MAZEN.BRIAN.E.1387647780 Digitally signed by MA2. N.BRIAN.E.1387647780 �:s,:.o;�b ffrgx#4 ��-ggc;;� n , 13 -FEB-2024 Date: 2024.02.1313:10: � -05'00' (Signature of person authorized to sign) (Signature of Contracting Officer) EXCEPTION TO SF 30 APPROVED BY OIRM 11-84 30-105-04 STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR(48 CFR) 53.243 Certain identified information has been excluded from this exhibit because it is (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omission. [ * *]

W911SR24D0001
W911SR24F0016 (mjohn1sr24207)
Page 2 of 3

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:

P00001

The purpose of this modification is as follows:

1. To exercise Option CLIN 0002 in its entirety.
2. Option CLIN 0002 is hereby fully funded.
3. All other terms and conditions remain in full force and effect.

SECTION SF 1449 - CONTINUATION SHEET

SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by [* *] from [* *] to [* *].

The vendor signature required has changed from required to not required.
The number of award copies required 1 has been deleted.

SUPPLIES OR SERVICES AND PRICES

CLIN 0002
The option status has changed from Option to Option Exercised.

SUBCLIN 000201 is added as follows:

W911SR24D0001 W911SR24F0016 (mjohnlsr24207) Page 3 of3 ITEM NO SUPPLIES/SERVICES QUANTITY 000201 UNIT UNIT PRICE AMOUNT $0.00 Funding to CLIN 0002 FFP PURCHASE REQUEST NUMBER: 0012066737-0002 NET AMT ACRN AA CIN: GFEBS001206673700002 ACCOUNTING AND APPROPRIATION Summary for the Payment Office As a result of this modification, the total funded amount for this document was increased by [* *] from [* *] to [* *]. SUBCLIN 000201: Funding on SUBCLIN 000201 is initiated as follows: ACRN:AA CIN: GFEBS001206673700002 Acctng Data: 0212023202420400000665654255 Increase: [* *] Total: [* *] Cost Code: A5XAH INSPECTION AND ACCEPTANCE A.0012510.9.1.1 The following Acceptance/Inspection Schedule was added for SUBCLIN 000201: INSPECT AT INSPECT BY ACCEPT AT NIA NIA NIA (End of Summary of Changes) 6100.9000021001 ACCEPT BY NIA $0.00 [* *]